Exhibit 99(a)

                          INDEPENDENT AUDITOR'S REPORT



To the Stockholders and Directors
Integrated Systems Control, Inc.
Virginia Beach, Virginia


We have audited the accompanying balance sheets of Integrated Systems Control, Inc. (an S corporation) as of September 30, 1997 and 1996, and the related statements of income, retained earnings and of cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrated Systems Control, Inc. as of September 30, 1997 and 1996 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                                             /S/
                                                   Failes and Associates, P.C.

January 14, 1998

                        INTEGRATED SYSTEMS CONTROL, INC.
                                 BALANCE SHEETS
                           SEPTEMBER 30, 1997 AND 1996


                                                          1997         1996
                                                       ----------   ----------
                                ASSETS
Cash and cash equivalents                              $   27,670   $   36,083
Accounts receivables - Trade                            3,079,260    3,046,071
Loans receivable - Officers                                  --         10,000
Prepaid expenses                                           26,692        3,191
                                                       -----------  ----------
                                                        3,133,622    3,095,345

PROPERTY AND EQUIPMENT                                  2,361,601    2,371,766

OTHER ASSETS                                               61,902       40,458
                                                       -----------  ----------
                                                       $5,557,125   $5,507,569
                                                       ===========  ==========



                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Notes payable                                          $  434,000   $  614,000
Current portion of long-term debt                         130,250      116,498
Accounts payable - trade                                  126,575      319,423
Accrued expenses                                          811,250      583,524
                                                       -----------  ----------
                                                        1,502,075    1,633,445

LONG-TERM DEBT, NET                                     1,782,953    1,911,420
                                                       -----------  ----------
                                                        3,285,028    3,544,865
                                                       -----------  ----------
STOCKHOLDERS' EQUITY
Common stock, par value $1 per share; 1,000
shares authorized, issued and outstanding                   1,000        1,000
Retained earnings                                       2,271,097    1,961,704
                                                       -----------  ----------
                                                        2,272,097    1,962,704
                                                       -----------  ----------
                                                       $5,557,125   $5,507,569
                                                       ===========  ==========

                 See Accompanying Notes to Financial Statements

                        INTEGRATED SYSTEMS CONTROL, INC.
                              STATEMENTS OF INCOME
                     YEARS ENDED SEPTEMBER 30, 1997 AND 1996

                                                           1997         1996
                                                       -----------  -----------
CONTRACT REVENUES                                      $12,179,618  $10,686,969
                                                       -----------  -----------


EXPENSES (including provision for depreciation and amortization of $213,212 (1997)
and $210,264 (1996))

Direct job costs                                         6,504,569    5,712,848
Overhead expenses                                        3,746,152    3,177,367
General and administrative expenses                      1,138,872    1,007,793
Non-allocable items                                         90,710       48,478
Interest expense                                           217,586      221,198
                                                        -----------  ----------
TOTAL EXPENSES                                          11,697,889   10,167,684
                                                        -----------  ----------

        NET INCOME                                      $  481,729   $  519,285
                                                        ===========  ==========

                 See Accompanying Notes to Financial Statements

                        INTEGRATED SYSTEMS CONTROL, INC.
                         STATEMENTS OF RETAINED EARNINGS
                     YEARS ENDED SEPTEMBER 30, 1997 AND 1996

                                                       1997          1996
                                                   ------------   -----------
RETAINED EARNINGS - beginning                       $1,961,704     $1,511,345

Net income                                             481,729        519,285

S corporation cash dividends paid                     (172,336)       (68,926)
                                                   ------------   -----------

RETAINED EARNINGS - ending                          $2,271,097     $1,961,704
                                                   ============   ===========

                 See Accompanying Notes to Financial Statements

                        INTEGRATED SYSTEMS CONTROL, INC.
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED SEPTEMBER 30, 1997 AND 1996

                                                   1997            1996
                                              --------------   -------------
Cash Flows From Operating Activities
Net income                                      $ 481,729         $ 519,285

Adjustments to reconcile net income to net
cash provided by operating activities:
Depreciation and amortization                     213,212           210,264
Gain on disposal of fixed assets                    2,107            (2,575)
    Changes in assets and liabilities:
        (Increase)decrease in:
           Accounts receivable                    (33,189)       (1,017,444)
           Prepaid expense                        (23,501)            2,236
           Deposits                               (23,141)           (4,933)
        Increase(decrease) in:
           Accounts payable - trade              (192,848)          239,047
           Accrued expenses                       227,726            81,408
                                              --------------   -------------
Net cash provided by operating activities         652,095            27,288
                                              --------------   -------------
Cash Flows From Investing Activities
Proceeds from sale of fixed asset                     --              2,575
Capital expenditures                             (203,457)         (227,212)
                                              --------------   -------------
Net cash used in investing activities            (203,457)         (224,637)
                                              --------------   -------------
Cash Flows From Financing Activities
Net borrowings (payments) under
  line-of-credit agreements                      (180,000)            5,000
Proceeds from long-term borrowing                     --            100,000
Principal payments on long-term debt             (114,715)         (100,154)
Repayments from officers                           10,000               --
Cash dividends paid to stockholders              (172,336)          (68,926)
                                              --------------   -------------
Net cash provided used by investing activities   (457,051)          (64,080)
                                              --------------   -------------

Net decrease increase in cash and cash
  equivalents                                      (8,413)         (261,429)

Cash and cash equivalents, at beginning of year    36,083           297,512
                                              --------------   -------------

Cash and cash equivalents, at end of year       $  27,670         $  36,083
                                              ==============   =============
Supplemental Disclosures of Cash Flow
    Information
Interest paid                                   $ 217,586         $ 221,198
State income taxes (refunded) paid              $     --          $  (4,804)

                 See Accompanying Notes to Financial Statements

                        INTEGRATED SYSTEMS CONTROL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES AND NATURE OF OPERATIONS

Nature of Operations

        Integrated Systems Control, Inc. is a Virginia based corporation. The Company's principal lines of business are communication resource master planning, implementation support and concept development, as well as, the design, engineering and analysis of communication systems. The principal markets of the Company are the United States and allied military forces.

Revenue Recognition

           The principal source of revenue of Integrated Systems Control, Inc. is contracts for systems engineering services in the government defense industry. Revenue on cost-plus-fixed-fee contracts is recognized to the extent of costs incurred plus a proportionate amount of fee earned. Revenue on firm-fixed-price contracts is recognized on the percentage-of-completion method based on costs incurred in relation to total estimated costs. Revenue on time-and-material contracts is recognized based on hours incurred, extended at contract rates plus materials expense incurred. Anticipated losses are recognized as soon as they become known.

Property and Equipment

        Property and equipment are recorded at cost. Depreciation and amortization is provided using accelerated and straight-line methods over the estimated useful lives of the assets. Expenditures for major renewals or betterments that extend the useful lives of property, plant and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Advertising

        The Company follows the policy of charging the cost of advertising to expense as incurred. There were no advertising costs incurred for the years ended September 30, 1997 and 1996.

                        INTEGRATED SYSTEMS CONTROL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES AND NATURE OF OPERATIONS (Continued)

Income Taxes

        The Company's stockholders have elected to be taxed as an S Corporation. Under this election, the Company's net income or loss is reportable by the stockholders. Therefore, no provision or liability for federal or certain states income taxes is presented in these statements. The Company operated in one state which required them to pay income taxes on approximately 13% of the Company's net income. A (benefit) provision of $-0- (1997) and ($4,804) (1996) for state income tax has been reflected in general and administrative expenses.

Cash and Cash Equivalents

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

NOTE 2 - USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - CONCENTRATION OF CREDIT RISK

        The Company maintains it's cash in bank deposit accounts at high credit quality financial institutions. The balances, at times, may exceed Federally insured limits.

        The Company is also subject to concentration of credit risk due to high dollar value of accounts receivable. The credit risk with respect to accounts receivable is mitigated because the majority of the Company's receivables are due from prime contractors conducting business with agencies of the U.S. Government.

                        INTEGRATED SYSTEMS CONTROL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS


NOTE 4 - ACCOUNTS RECEIVABLE - TRADE

Accounts receivable - trade consist of the following:

                                                         1997         1996
                                                    -------------  ------------
Amounts billed,  net of allowance for doubtful       $ 2,882,630    $ 2,774,669
accounts of $36,226 (1997), $-0- (1996)

Recoverable  costs and  accrued  profit on
progress completed - not billed                          196,630        271,402
                                                    -------------  ------------
                                                     $ 3,079,260    $ 3,046,071
                                                    =============  ============

        Recoverable costs and accrued profit not billed principally comprise amounts of revenue recognized on contracts for which billings had not been presented to the contract owners because the amounts were not billable at balance sheet date. It is anticipated such unbilled amounts will be billed and collectible in the near future once certain contract commitments have been fulfilled.

NOTE 5 - LOANS RECEIVABLE - OFFICERS

        Loans receivable - officers represents a note with interest accrued at 81/4% per annum. The balances are $-0- (1997) and $10,000 (1996).

NOTE 6 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following:
                                                         1997          1996
                                                    -------------  ------------

    Land                                             $  231,325     $  231,325
    Building and related fixtures                     1,995,940      1,978,332
    Furniture and fixtures                              708,844        813,855
    Computer equipment and software                     445,642        283,159
                                                    -------------- ------------

                                                      3,381,751      3,306,671
    Less:  Accumulated depreciation and
        amortization                                  1,020,150        934,905
                                                    -------------- ------------
                                                     $2,361,601     $2,371,766
                                                    ============== ============

                        INTEGRATED SYSTEMS CONTROL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS


NOTE 7 - OTHER ASSETS

Other assets consist of the following:
                                                         1997         1996
                                                    ------------- -------------

    Deposits                                          $ 32,703      $  9,562
    Loan acquisition costs, net of amortization
        of $4,738 (1997) and $3,041 (1996)              29,199        30,896
                                                    ------------- -------------
                                                      $ 61,902      $ 40,458
                                                    ============= =============

NOTE 8 - ACCRUED EXPENSES

Accrued expenses consist of the following:

                                                         1997         1996
                                                    ------------- -------------
        Payroll                                       $511,515      $258,363
        Vacation and sick leave                        275,285       304,284
        Benefits                                        24,450        20,876
                                                    ------------- -------------

                                                      $811,250      $583,523
                                                    ============= =============

NOTE 9 - NOTES PAYABLE AND LONG-TERM DEBT

        Notes payable consists of the following line of credit arrangements with a bank. All credit arrangements are secured by accounts receivable, furniture, fixtures, equipment and various current and future U.S. Government contract rights.

                                                         1997         1996
                                                    ------------- -------------
    $1,000,000 maximum borrowing limit, interest
    accrues monthly at the prime rate plus
    one-half percent                                 $ 434,000      $ 614,000
                                                    ============= =============


Long-term debt consists of the following:

    Note  payable  with bank, balloon payment due
    February 2005, payable in monthly installments
    of $9,062 including interest at 9.9% (fixed for
    first five years) secured by a First Deed of
    Trust on the office building with a book value
    of $2,105,000.                                   $ 976,898      $ 989,199

                        INTEGRATED SYSTEMS CONTROL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS


NOTE 9 - NOTES PAYABLE AND LONG-TERM DEBT (Continued)

    Note payable with Urban Business Development
    Corporation, due January 2015, payable in
    monthly  installments  of $6,537, including
    interest at 8.575% also added to  monthly
    payment is $375 for Small  Business
    Administration (SBA) service fees (which will
    be recalculated every five years based on the
    principal balance at that  time), the note
    is guaranteed  by the SBA plus secured  by a
    second deed of trust on the office building
    and personal guarantees of the stockholders.      706,847        722,518

    Note payable with bank, due April 2000,
    payable in monthly  installments of $6,264,
    including  interest  at  9.25%  secured  by
    accounts  receivables, furniture, fixtures,
    equipment and various government contracts.       173,426        229,443

    Note payable with bank, due April 1999,
    payable in monthly  installments of $3,169,
    including  interest  at  8.75%,  secured  by
    accounts  receivable, furniture, fixtures,
    equipment and various government contracts         56,032         86,758
                                                   ------------   -------------

                                                    1,913,203      2,027,918
               Less:  current portion                 130,250        116,498
                                                   ------------   -------------
                                                   $1,782,953     $1,911,420
                                                   ============   =============

Annual maturities of long term-debt after September 30, 1997, are as follows:

                                       1998        $  130,250
                                       1999           120,199
                                       2000            77,308
                                       2001            47,550
                                       Thereafter   1,537,896
                                                   -----------
                                                   $1,913,203
                                                   ===========

                        INTEGRATED SYSTEMS CONTROL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS


NOTE 10 - LEASE COMMITMENTS

        The Company leases three facilities which are accounted for as noncancelable operating leases expiring through April 2001. In addition, the Company rents equipment under noncancelable operating leases expiring on various dates through November 1999.

        The following is a schedule of future minimum rental payments required under the above leases as of September 30, 1997:

                                       1998        $  514,399
                                       1999           490,432
                                       2000           325,956
                                       2001           218,858
                                       2002           193,805
                                                   -----------
                                                   $1,743,450
                                                   ===========

    Rent expense charged to operations was $363,960 (1997) and $247,641 (1996).

NOTE 11 - EMPLOYEE BENEFIT PLANS

        The Company maintains a qualified 401(K) employee savings and profit sharing plan for the benefit of substantially all employees. Under the plan, individual employee contributions are not to exceed the lesser of 15% of total compensation earned by plan participants during the year or $9,500 (1997 and 1996). The Company matches, within prescribed limits, the contributions of employees. The Company also has the option to make additional profit sharing contributions to the plan. Employer contributions to the plan amounted to $189,261 (1997) and $160,106 (1996).

NOTE 12 -SUBSEQUENT EVENTS

        Effective October 31, 1997, all of the outstanding common stock of the company was acquired by Advanced Communication Systems, Inc. (ACS), a company publicly traded on the NASDAQ exchange. In order to conform with ACS's fiscal year, the accompanying financial statements have been presented based on a September 30 year end.